UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2017 (January 12, 2017)

AMERICAN BRIVISION (HOLDING) CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Sawyers Peak Drive

Goshen, NY 10924

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 291-1291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2017, American BriVision Corporation (the “Company”, “we” or “us”) entered into an Addendum (the “Addendum”) to the Collaborative Agreement (the “Collaborative Agreement”) which was previously entered into with BioLite Inc. (“BioLite”)on December 29, 2015 as amended May 6, 2016. Pursuant to the Collaborative Agreement, BioLite granted us sole licensing rights for drug and therapeutic use of five products: BLI-1005 CNS-Major Depressive Disorder; BLI-1008 CNS-Attention Deficit Hyperactivity Disorder; BLI-1401-1 Anti-Tumor Combination Therapy-Solid Tumor with Anti-PD-1; BLI-1401-2 Anti-Tumor Combination Therapy-Triple Negative Breast Cancer; and BLI-1501 Hematology-Chronic Lymphocytic Leukemia (the “Five Products”), in USA and Canada.

Pursuant to the Addendum, BioLite and weagreed to:

1)	Include one more product, namely, “Maitake Combination Therapy” as one of the Products defined in the Collaborative Agreement (the “Sixth Product’);
2)	Define the Territoryof the Sixth Product to be worldwide and restate the Territory of the Five Products to be USA and Canada;
3)	The ownership of any clinical trial data and Intellectual Property as defined in Collaborative Agreement shall belong to us. We shall pay for all clinical trials and other expenses associated with all clinical trial charges and shall have the right to sublicense Five Products in the USA and Canada and the Sixth Product worldwide;
4)	Confirm there is no additional Milestone Payments as defined in paragraph 3 of the Collaborative Agreement will be made with respect to the Sixth Product;
5)	In the case that BioLite is obligated to pay its licensor in excess of 3% of the net sales, BioLite and we shall renegotiate and increase the Royalty Charge to a percentage to be later agreed from its original amount of 5% of the net sales as defined in paragraph 4 of the Collaborative Agreement.

The foregoing descriptions of the Addendum are summaries and are qualified in their entirety by reference to such document, which is filed herewith as Exhibits 99.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Collaborative Agreement, we are obligated to make the second installment payment of $6,500,000 (the “Second Payment”), which is 6.5% of total payments due under the Collaborative Agreement, upon the first IND submission by BioLite.

On February 22, 2017, we agreed to pay the Second Payment to BioLite with $650,000 in cash and$5,850,000 in the form of newly issued shares of our common stock, at the price of $2.0 per share, for an aggregate number of 2,925,000 shares (the “Shares”). The Shares were issued pursuant to Section 4(a)(2) of the 1933 Securities Act, as amended.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 21, 2017, our management, after consultation with the Company’s independent registered public accounting firm, Centurion ZD CPA Limited, (“Centurion”) concluded, that the following previously filed financial statements of the Company should not be relied upon:

(i)	The Company’s unaudited financial statements for the quarter ended March 31, 2016 contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the Securities and Exchange Commission (“SEC”) on May 16, 2016;

(ii)	The Company’s unaudited financial statements for the quarter ended June 30, 2016 contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the SEC on August 15, 2016;

(iii)	The Company’s audited financial statements for Annual Report on Form 10-K for the fiscal year ended September 30, 2016, originally filed on January 12, 2017.

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The conclusion relates to the correction of the errors principally related to accrual of $6,500,000 of payable and related expense as set forth in the Collaborative Agreement in the consolidated financial statements, and revises the disclosure of related parties transactions and commitments and contingencies.

We noted that there was a delay of accrual for the two payments in total of $10,000,000 as set forth in the Collaborative Agreement : 1) 3.5% of total payment related to the upfront payment shall be made upon the execution of the Collaborative Agreement; and 2) 6.5% of the total payment shall be made upon the first IND submission (which was submitted in March 2016). We restated the consolidated financial statements in order to record the related liability and expense in the correct period, as well as providing necessary revision for the footnotes of related parties transactions and commitments and contingencies to reflect a more accurate disclosure.

Our board of directors discussed the restatement with Centurion.

The following tables present the effect of the correction discussed above and other adjustments on selected line items of our previously reported consolidated financial statements as of and for the period ended March 31, 2016, June 30, 2016 and September 30, 2016, respectively.

As of and for the Period Ended March 31, 2016
	Previously Reported	Adjustments	Restated

Consolidated Statements of Balance Sheets
Due to related party	-	10,000,000	10,000,000
Accumulated deficit	(425,749)	(10,000,000)	(10,425,749)

Consolidated Statements of Operations and Comprehensive Loss

For the three months ended March 31, 2016
Research and development expenses	-	6,500,000	6,500,000
Net Loss	(108,712)	(6,500,000)	(6,608,712)
Basic and diluted loss per share	(0.00)	(0.03)	(0.03)

For the six months ended March 31, 2016
Research and development expenses	-	10,000,000	10,000,000
Net Loss	(110,147)	(10,000,000)	(10,110,147)
Basic and diluted loss per share	(0.00)	(0.05)	(0.05)

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As of and for the Period Ended June 30, 2016
	Previously Reported	Adjustments	Restated

Consolidated Statements of Operations and Comprehensive Loss
Prepayment	3,500,000	(3,500,000)	-
Due to related party	-	6,500,000	6,500,000
Accumulated deficit	(669,207)	(10,000,000)	(10,669,207)
Consolidated Statements of Operations and Comprehensive Loss
For the nine months ended June 30, 2016
Research and development expenses	-	10,000,000	10,000,000
Net Loss	(352,769)	(10,000,000)	(10,352,769)
Basic and diluted loss per share	(0.00)	(0.05)	(0.05)

As of and for the Fiscal Year ended September 30, 2016

	Previously Reported	Adjustments	Restated

Consolidated Statements of Operations and Comprehensive Loss

Due to related party	-	6,500,000	6,500,000
Accumulated deficit	(4,823,401)	(6,500,000)	(11,323,341)

Consolidated Statements of Operations and Comprehensive Loss

Research and development expenses	-	10,000,000	10,000,000
Net Loss	(4,507,799)	(9,999,940)	(11,007,739)
Basic and diluted loss per share	(0.00)	(0.06)	(0.06)

We have made these adjustments by filing with the SEC amendments to the above referenced reports which, in each case, included restated consolidated financial statements and notes thereto, and other appropriate revisions to reflect the foregoing.

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Item 9.01 Exhibits

Exhibit 99.1	Addendum to the Collaborative Agreement dated January 12, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American BriVision(Holding) Corporation

Date: February 22, 2017	By:	/s/ Eugene Jiang
Eugene Jiang
Chief Executive Officer and Chairman

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